Exhibit 99.5

GENERAL MEETING OF SHAREHOLDERS OF MARVELL TECHNOLOGY GROUP LTD. Date: [ ], 2018 Time: [ ] p.m. Pacific Time Place: 5488 Marvell Lane, Santa Clara, California 95054 Important Notice Regarding the Availability of Proxy Materials for the General Meeting To Be Held on [ ], 2018 The Notice of Meeting and joint proxy statement/prospectus are available at http://www.astproxyportal.com/ast/marvell Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030030000000001000 0 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. 1. Share Issuance Proposal: To approve the issuance of Marvell common shares (the “Marvell Share Issuance”) in connection with the merger (the “Merger”) of Kauai Acquisition Corp. with and into Cavium, Inc. (“Cavium”), with Cavium continuing as the surviving corporation in the Merger and as a direct wholly owned subsidiary of Marvell Technology, Inc., which is a direct wholly owned subsidiary of Marvell; THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 2. Adjournment Proposal: To approve adjournments of the Marvell general meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Marvell general meeting to approve the Marvell Share Issuance (the “Marvell Adjournment THE Proposal”) BOARD OF . DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

GENERAL MEETING OF SHAREHOLDERS OF MARVELL TECHNOLOGY GROUP LTD. To be held on [ ], 2018 For Holders as of [ ], 2018 PROXY VOTING INSTRUCTIONS COMPANY NUMBER ACCOUNT NUMBER INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM Eastern Time the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the General Meeting. Important Notice Regarding the Availability of Proxy Materials for the General Meeting To Be Held on [ ], 2018 The Notice of Meeting and joint proxy statement/prospectus are available at http://www.astproxyportal.com/ast/marvell Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030030000000001000 0 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. 1. Share Issuance Proposal: To approve the issuance of Marvell common shares (the “Marvell Share Issuance”) in connection with the merger (the “Merger”) of Kauai Acquisition Corp. with and into Cavium, Inc. (“Cavium”), with Cavium continuing as the surviving corporation in the Merger and as a direct wholly owned subsidiary of Marvell Technology, Inc., which is a direct wholly owned subsidiary of Marvell; THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 2. Adjournment Proposal: To approve adjournments of the Marvell general meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Marvell general meeting to approve the Marvell Share Issuance (the “Marvell Adjournment Proposal”). THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

GENERAL MEETING OF SHAREHOLDERS OF MARVELL T Y GROUP LTD. [ ], 2018 Marvell Semiconductor, Inc. 5488 Marvell Lane Santa Clara, CA 95054 1 MARVELL TECHNOLOGY GROUP LTD. General Meeting of Shareholders This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoint(s) Jean Hu and Mitchell Gaynor, or any one of them, attorneys with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in Marvell Technology Group Ltd. as indicated on the proposals referred to on the reverse side hereof at the general meeting of its shareholders to be held at 5488 Marvell Lane, Santa Clara, California 95054, on [ ], 2018 at [ ] p.m. Pacific Time, and at any adjournments or postponements thereof, and in their or his or her discretion upon any other matter that may properly come before said meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. (Continued and to be signed on the reverse side) COMMENTS: 14475